Exhibit 10.47

TWELFTH AMENDMENT TO CREDIT AGREEMENT

This TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of November __, 2021, by and among ALICO, INC., a Florida corporation (“Alico”), ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”), ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”), ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”), ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”), ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”, and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”), the Guarantors party hereto and RABO AGRIFINANCE LLC (formerly known as Rabo Agrifinance, Inc.), a Delaware limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement dated as of September 30, 2016, that certain Consent and Waiver Agreement dated as of December 20, 2016, that certain Fourth Amendment to Credit Agreement dated as of September 6, 2017, that certain Fifth Amendment to Credit Agreement dated as of October 30, 2017, that certain Sixth Amendment, Consent and Waiver to Credit Agreement dated as of July 18, 2018, that certain Seventh Amendment to Credit Agreement dated as of September 26, 2018, that certain Eighth Amendment and Waiver to Credit Agreement dated as of August 29, 2019, that certain Ninth Amendment and Waiver to Credit Agreement dated as of June 26, 2020, that certain Tenth Amendment to Credit Agreement dated as of August 25, 2020, and that certain Eleventh Amendment to Credit Agreement and Consent dated as of January 7, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers have requested that Lender amend the Credit Agreement as more fully set forth herein, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “Capital Expenditure Exclusion” as set forth therein in its entirety and inserting the following in lieu thereof:

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““Capital Expenditure Exclusion” means expenditures in connection with any purchase of any citrus grove during Fiscal Years 2021 and 2022, solely to the extent such expenditures are made with the proceeds of non-citrus ranch land sales completed during Fiscal Years 2021 and 2022 to the extent permitted by Section 6.4.”

(b)Section 6.4 of the Credit Agreement, Dispositions, is hereby modified and amended by deleting clause (m) thereof in its entirety and inserting in lieu thereof the following:

“(m)Dispositions not otherwise permitted under this Section 6.4; provided that (i) at the time of such Disposition, no Event of Default shall exist or would result from such Disposition, and (ii) the aggregate fair market value of all property Disposed of in reliance on this clause shall not exceed (A) $45,000,000 in the Fiscal Year ended September 30, 2018, (B) $16,000,000 in the Fiscal Year ended September 30, 2019, (C) (1) if the State of Florida Land Sale 2020 is consummated during the Fiscal Year ended September 30, 2020, $37,000,000 in such Fiscal Year, or (2) if the State of Florida Land Sale 2020 is not consummated during the Fiscal Year ended September 30, 2020, $10,000,000 in such Fiscal Year, (D) $65,000,000 in the Fiscal Year ended September 30, 2021 in connection with the sale of non-citrus ranch land, (E) for the Fiscal Year ended September 30, 2022, an aggregate amount equal to (1) $10,000,000, plus (2) solely to the extent such Dispositions are for the sale of non-citrus ranch land, an additional $50,000,000, and (F) $10,000,000 in the Fiscal Year ended September 30, 2023 and each Fiscal Year thereafter.”

2.No Other Amendments.  Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Each Borrower and each Guarantor acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein.

3.Representations and Warranties.  In consideration of the execution and delivery of this Amendment by Lender, each Borrower and each Guarantor hereby represents and warrants in favor of Lender as follows:

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(a)The execution, delivery and performance by each Borrower and each Guarantor of this Amendment (i) are all within such Borrower’s corporate, limited liability company or other similar powers, as applicable, (ii) have been duly authorized, (iii) do not require any consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (iv) will not violate any applicable law or regulation or the Organizational Documents of such Borrower or Guarantor, (v) will not violate or result in a default under any material agreement binding upon such Borrower or Guarantor, (vi) will not conflict with or result in a breach or contravention of, any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or Guarantor is a party or affecting such Borrower or Guarantor or their respective properties, and (vii) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of such Borrower or Guarantor or any of their respective properties;

(b)This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of each such Borrower or Guarantor enforceable against each Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to any Borrower or Guarantor under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates;

(d)Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default but for the requirement that notice be given or time elapse or both; and

(e)No Borrower or Guarantor has knowledge of any challenge to Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

4.Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon Lender’s receipt of each of the following, in each case in form and substance satisfactory to Lender:

(a)this Amendment duly executed by each Borrower, Guarantor and Lender; and

(b)all other documents, certificates, reports, statements, instruments or other documents as Lender may reasonably request.

5.Costs and Expenses.  Each Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and out-of-pocket expenses of counsel for Lender with respect thereto).

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6.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

8.Governing Law.  This Amendment shall be deemed to be made pursuant to the laws of the State of Florida with respect to agreements made and to be performed wholly in the State of Florida and shall be construed, interpreted, performed and enforced in accordance therewith.

9.Final Agreement.  This Amendment represents the final agreement between Borrowers, Guarantors and Lender as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

10.Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:	ALICO, INC., a Florida corporation

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

ALICO-AGRI, LTD., a Florida limited partnership

By:
Alico, Inc., a Florida corporation,
its General Partner

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

ALICO PLANT WORLD, L.L.C., a Florida limited liability company

	By:	Alico-Agri, Ltd., a Florida limited partnership, its Sole Member
		By:	Alico, Inc., a Florida corporation, its General Partner

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

Twelfth Amendment to Credit Agreement

ALICO FRUIT COMPANY, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Managing Member

By:
	Name:	John E. Kiernan
	Title:	Chief Executive Officer and President

ALICO LAND DEVELOPMENT INC., a Florida corporation

By:
	Name:	John E. Kiernan
	Title:	Chief Executive Officer and President

ALICO CITRUS NURSERY, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Managing Member

By:
	Name:	John E. Kiernan
	Title:	Chief Executive Officer and President

Twelfth Amendment to Credit Agreement

GUARANTORS:	734 CITRUS HOLDINGS, LLC

	By:	Alico, Inc., as its sole Member

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

734 HARVEST, LLC

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

734 CO-OP GROVES, LLC

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

734 LMC GROVES, LLC

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

734 BLP GROVES, LLC

By:
		Name:	John E. Kiernan
		Title:	Chief Executive Officer and President

Twelfth Amendment to Credit Agreement

ALICO CHEMICAL SALES, LLC

By:
	Name:	John E. Kiernan
	Title:	Chief Executive Officer and President

ALICO SKINK MITIGATION, LLC

By:	Alico, Inc., its Manager

By:
	Name:	John E. Kiernan
	Title:	Chief Executive Officer and President

Twelfth Amendment to Credit Agreement

LENDER:	RABO AGRIFINANCE LLC,
a Delaware limited liability company

By:
Name:
Title:

Twelfth Amendment to Credit Agreement